Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
10.	Income Taxes

The Company’s income tax expense (benefit) consists of the following (in thousands):

	2012	2011	2010
Current:
Federal	$15,142	$14,053	$5,500
State	3,470	3,103	1,132

	18,612	17,156	6,632

Deferred:
Federal	$(1,599)	$(7,350)	$(172)
State	(227)	(2,290)	204

	(1,826)	(9,640)	32

Total Expense (Benefit)	$16,786	$7,516	$6,664

A reconciliation of the income tax expense calculated using the applicable federal statutory rates to the actual income tax expense for the years ended December 31, 2012, 2011 and 2010 is as follows:

	2012	2011	2010
Federal income at the statutory rate	35%	35%	35%
State income tax, net of federal benefit	5%	3%	5%
Permanent differences	2%	1%	2%
Other	0%	-1%	-2%

	42%	38%	40%

The following table summarizes the components of the Company’s deferred tax assets and liabilities as of December 31, 2012, and 2011 (in thousands):

	2012	2011
Deferred tax assets:
Bad debt reserve	$26	$30
Vacation accrual	909	315
Remeasurement expense nonqualified stock options	1,767	1,137
Amortization of deferred finance costs	3,082	1,822
Acquisition costs	197	229
Bonus accrual	—	483
State tax deferral	1,373	1,041
Stock option compensation	—	690
Deferred revenue	91	1,284
State tax credits	566	386
Estimated liability for appeals	1,260	366
Other	82	559

	9,353	8,342
Valuation allowance	(351)	(148)

	9,002	8,194

Deferred tax liabilities:
Identifiable intangible assets	(13,007)	(14,307)
Book versus tax depreciation	(3,446)	(3,029)
Amortization of deferred finance costs	—	(135)
Other	(22)	(22)

	(16,475)	(17,493)

Net deferred tax liabilities	$(7,473)	$(9,299)

The Company believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax assets, except for certain state tax credits. Income tax expense is allocated to the subsidiaries included in the consolidated tax return on the basis of the subsidiaries’ stand-alone tax provision.

The Company has a valuation allowance of approximately $0.4 million as of December 31, 2012 related to California enterprise zone tax credits for which it is not more likely than not that the tax benefit will be realized. The total amount of the valuation allowance represented includes increases from the amount recorded as of December 31, 2011 due to the generation of additional tax credits in 2012, for which it is not more likely than not that the tax benefit will be realized.

The Company has state tax credits of $0.6 million which can be carried forward indefinitely. The Company has state net operating loss carryforwards of $0.4 million which expire in 2020. The following table reconciles the Company’s unrecognized tax benefits as of December 31, 2012 from its unrecognized tax benefits as of December 31, 2011 (in thousands):

Unrecognized tax benefits balance at December 31, 2011	$—
Increase related to prior year tax positions	115
Decrease related to prior year tax positions	—
Increase related to current year tax positions	164
Settlements	—
Lapse of statute of limitations	—

Unrecognized tax benefits balance at December 31, 2012	$279

At December 31, 2012 and 2011, we had approximately $0.3 million and $0 million of unrecognized tax benefits, respectively. We do not expect any significant change in unrecognized tax benefits during the next twelve months. The Company records interest expense and penalties related to unrecognized tax benefits in selling, general, and administrative expenses. The amount of accrued interest was not material at December 31, 2012 and 2011, respectively. No penalties were recognized in 2012 or accrued at December 31, 2012 and 2011, respectively. Unrecognized tax benefits of approximately $0.3 million which, if recognized, would favorably affect the Company’s effective income tax rate.

The Company files federal and state income tax returns. For years before 2008, the Company is no longer subject to federal or state tax examinations.